Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill
Goodwill
12 Goodwill

Goodwill arises from business combinations and is initially measured as set out above. Goodwill is subsequently measured at cost less accumulated impairment losses.

Goodwill is not amortised but is reviewed for impairment at least annually, or more frequently when there is an indication that goodwill may be impaired. For the purpose of impairment testing, goodwill is allocated to each of the Just Eat Takeaway.com Cash-Generating Units ("CGUs") expected to benefit from the synergies of the combination. If the recoverable amount of the CGU is less than the carrying amount of the CGU, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to that CGU and then to the other assets of the unit pro-rata on the basis of the carrying amount of each asset in that CGU. An impairment loss recognised for goodwill is not reversed in a subsequent period.

€ millions	2021	2020
Opening balance	4,614	1,102
Additions from business combinations	3,217	3,614
Impairment	(18)	-
Foreign exchange and other movements	470	(102)
Balance as at the end of the period	8,283	4,614

The carrying amount of goodwill as at 31 December 2021 amounted to €8,283 million (31 December 2020: €4,614 million). An impairment loss of €18 million was recognised during 2021 (2020: nil).

Allocation of goodwill to CGUs

For impairment testing purposes, goodwill has been allocated to CGUs (on an individual country basis) as follows:

€ millions	31 December 2021	31 December 2020
CGU United States	3,410	-
CGU United Kingdom	2,300	2,137
CGU Germany[1]	996	996
CGU Canada	890	820
Other (units carrying a non-significant goodwill balance)	687	661
Balance as at the end of the period	8,283	4,614

[1]The goodwill as at 31 December 2020 for CGU Germany decreased by €3 million. In 2020, this amount contained goodwill related to CGU Poland which is now included in Other.

Goodwill of CGUs United Kingdom and Canada increased compared to 31 December 2020 due to foreign currency translation movements.

Goodwill allocated to CGUs United States, United Kingdom, Germany and Canada is considered to be significant in relation to Just Eat Takeaway.com’s total carrying amount of goodwill. For the significant CGUs, the recoverable amount is based on the value in use.

Impairments

Following the annual impairment test, impairment losses of €18 million for goodwill (2020: nil) and €36 million for intangible assets (2020: nil) were recognised in 2021 for three CGUs to which a non-significant amount of goodwill is allocated. Due to a declining or subscale market position in 2021 and decreasing order growth rates compared to prior year in these CGUs, the recoverable amount of these CGUs is lower than the carrying amount. An impairment loss is recognised as part of 'Depreciation, amortisation and impairment' in the Consolidated statement of profit or loss and other comprehensive loss. Impairment losses of €45 million relate to the segment 'Southern Europe and ANZ' and €9 million to the segment 'Northern Europe'.

Key assumptions - general

Key assumptions used in the calculation of the value in use are the forecast period, average revenue growth, long-run Adjusted EBITDA margin and the rates used for discounting the projected cash flows. The cash flow projections were determined using Just Eat Takeaway.com's managements’ internal forecasts that cover an initial period from 2022 to 2024. Projections after 2024 are considering stable or declining growth rates, after which a terminal value was calculated. Climate-related quantitative and qualitative factors were evaluated for the calculation of the value in use and were considered not to have a material impact.

Forecast period

A forecast period of five, seven or ten years is used for the value in use calculation. Periods longer than five years can be justified as management has the ability to forecast over a longer period, based on the predictability of cohort behaviour and experience in markets where a clear market leadership position has been attained. Considering some of our businesses are still in growth phases (i.e., operating in underpenetrated or more competitive markets), reaching stable Adjusted EBITDA margins is expected to take longer than five years.

Average revenue growth

Revenue growth is driven by order growth, average order value, and pricing. Order growth is determined based on detailed planning on consumer cohort level, consistent with past experience (first three years) and management estimates based on market size, external market and industry growth assumptions and competitive position within the market (fourth year and beyond). Average order value is based on past experience and growth is forecasted using historical inflation rates per CGU. Pricing is predominantly driven by commission rates and consumer fees and is forecasted on a CGU level based on past experience, market conditions and industry expectation.

Long-run Adjusted EBITDA margin

Adjusted EBITDA margin is the Adjusted EBITDA divided by Revenue. The long-run Adjusted EBITDA margin beyond the forecast period is based on past performance and management’s experience with the level of investment required to reach a stable state of business.

Perpetual growth rate

The cash flows beyond the forecast period have been extrapolated using a perpetual growth rate. These growth rates do not exceed the long-term average growth rate for each country in which the entity operates, or for the market in which the asset is used.

WACC

The weighted average cost of capital (“WACC”) is determined based on a target capital structure of 100.0% equity (2020: 97.5%), where cost of equity is determined using a capital asset pricing model (“CAPM”). The WACC is based on the post-tax cost of equity and cost of debt using CGU-specific inputs for the risk-free interest rate, the beta factor, country risk premium, market risk premium, additional risk premium, and country specific tax rates.

Key assumptions and sensitivity analysis relating to CGUs to which a significant amount of goodwill is allocated

The key assumptions used by the Management Board relating to CGUs to which a significant amount of goodwill is allocated are as follows:

	2021
	United States	United Kingdom	Germany	Canada
Forecast period	10 years	7 years	5 years	7 years
Average revenue growth per annum in the fist five years of planning period (CAGR)	10.2%	15.4%	18.1%	18.3%
Average revenue growth per annum in the years subsequent to the first five years of planning period (CAGR)	6.3%	5.1%	0.2%	4.0%
Long-run Adjusted EBITDA margin	27.0%	23.6%	30.0%	15.4%
Percentage growth rate (%)	2.0%	1.4%	0.2%	1.5%
Pre-tax WACC (%)	10.3%	9.6%	9.5%	10.0%

	2020
	United Kingdom	Germany	Canada
Forecast period	7 years	5 years	7 years
Average revenue growth per annum in the fist five years of planning period (CAGR)	16.3%	20.3%	17.6%
Average revenue growth per annum in the years subsequent to the first five years of planning period (CAGR)	3.5%	0.0%	3.8%
Long-run Adjusted EBITDA margin	33.6%	33.9%	14.3%
Percentage growth rate (%)	0.8%	0.0%	1.4%
Pre-tax WACC (%)	9.8%	10.3%	10.8%

The Management Board believes that the impairment analyses and assumptions used are appropriate as at 31 December 2021 and 31 December 2020, respectively.

Sensitivity analysis 2021
Just Eat Takeaway.com has conducted an analysis of the sensitivity of the impairment test to changes in the key assumptions used to determine the recoverable amount for each CGUs to which a significant amount of goodwill is allocated. Decrease in demand can lead to a decline in revenue growth rates and Adjusted EBITDA margin. Changes in the WACC and perpetual growth rates can lead to lower recoverable amounts.

Based on the sensitivity analyses performed, it has been concluded that a reasonably possible change in the key assumptions would not cause the carrying amounts of CGUs United States, United Kingdom, Germany, and Canada to exceed their recoverable amounts.

Considering headroom (the excess of the recoverable amount of a CGU over the carrying amount of that CGU), CGUs United States and United Kingdom are the significant CGUs that are most sensitive to changes in key assumptions.

The key sensitivity in assumptions applied for CGU United States is our ability to offset the negative impact of government-imposed fee caps on our financial results. In the impairment analysis, these fee caps are forecasted to continue indefinitely in line with currently applicable legislation. Just Eat Takeaway.com is in litigation related to this legislation and the outcome of this litigation cannot be considered for impairment testing purposes. A positive outcome of this litigation would increase the recoverable amount. We may not be able to generate additional revenue in the future, at a level that would offset the impact of fee caps. This could significantly impact the long-run Adjusted EBITDA margin and hence the recoverable amount of CGU United States.

The key sensitivity in assumptions applied for CGU United Kingdom is our ability to increase the Adjusted EBITDA margin on Delivery Orders. We may not be able to charge sufficient commission rates or customer delivery fees in the future, and we may not be able to reduce order fulfilment costs to a level that make logistical food delivery services profitable. This could significantly impact the long-run Adjusted EBITDA margin and hence the recoverable amount of CGU United Kingdom.

Sensitivity analysis 2020

Just Eat Takeaway.com has conducted an analysis of the sensitivity of the impairment test to changes in the key assumptions used to determine the recoverable amount for each of the CGUs to which a significant amount of goodwill is allocated. Decrease in demand can lead to a decline in revenue growth rates and Adjusted EBITDA margin. Changes in the WACC and perpetual growth rates can lead to lower recoverable amounts.

Based on the sensitivity analyses performed, it has been concluded that a reasonably possible change in the key assumptions as described above would not cause the carrying amounts of CGUs Germany and Canada to exceed their recoverable amounts.

The estimated recoverable amount of CGU United Kingdom exceeded its carrying amount by €1,191 million. An increase of 1.95% in the WACC would result in the value of the estimated recoverable amount to fall to the level of the carrying amount.